                     [PHOTO]

                      ZENIX
                     Income
                    Fund Inc.


                                    [GRAPHIC]



                                       Semi-Annual Report
                                       September 30, 2002

                                   [GRAPHIC]



                            Zenix Income Fund Inc.

[PHOTO]

R. Jay Gerken
Chairman

Dear Shareholder:

Enclosed herein is the semi-annual report for the Zenix Income Fund Inc. ("Fund") for the period ended September 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Review/1/
During the six months ended September 30, 2002, the Fund distributed income dividends to common stock shareholders totaling $0.23 per share. The table on the next page shows the annualized distribution rate and six-month total return based on the Fund's September 30, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price./2/
------
1Past performance is not indicative of future results.
2NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets of common stockholders) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market (NYSE) price as determined by supply of and demand for the Fund's shares.

                                  Annualized         Six-Month
              Price Per Share Distribution Rate/3/ Total Return/3/
              --------------- -------------------  --------------
               $2.28 (NAV)          19.74%            (16.47)%
               $2.62 (NYSE)         17.18%            (21.56)%

In comparison, the Fund's Lipper Inc. ("Lipper")/4/ peer group of high current yield closed-end funds (leveraged) returned negative 14.88% based on NAV for the same period.

Investment Strategy
The investment objective of the Fund is to seek high current income. This income, if any, will be distributed to holders of common stock only after satisfaction of the obligation to pay dividends on the preferred shares. The Fund seeks to achieve its objective by investing in a portfolio of high-yield,/5/ lower rated fixed-income securities. Under normal market conditions, the Fund invests at least 65% of its total assets in high-yield fixed-income securities.

Portfolio Manager Market Overview
During early 2002, the market struggled higher as encouraging economic data, strong equity markets and large mutual fund inflows were offset by increased volatility caused by Enron's collapse and the related accounting concerns, as well as increased downgrade activity by the rating agencies.

------
3Total returns are based on changes in NAV or the market price, respectively.
 Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.0375 for 12 months. This rate is as of September 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
4Lipper is an independent mutual fund tracking organization. Average annual returns are based on the six-month period ended September 30, 2002, calculated among 27 funds in the high current yield closed-end funds (leveraged) category.
5Investments in high-yield securities, commonly known as "junk bonds," involve a greater risk of loss than an investment in investment-grade securities and are considered speculative.

The rally proved short-lived, however, as additional discoveries of accounting fraud and earnings restatements harmed already-fragile investor confidence, causing the high-grade market to reprice lower and prompting large mutual fund outflows as investors fled riskier securities. In addition, new economic data sparked concerns that a recovery would be slower than expected.

In June, WorldCom disclosed that it had improperly accounted for $3.8 billion of expenses, causing investors to shun sectors with more complex financials and leading to a decline in the high-yield market of 8.81% as measured by the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Index")./6/ Equity weakness; corporate scandals and earnings restatements; weak economic data that raised concerns over the possibility of a double-dip recession; and large mutual fund outflows combined to push the high-yield market lower in July. The decline culminated with the arrest of Adelphia Communications' senior executives and WorldCom's Chapter 11 bankruptcy. The passing of the August 14th financial-certification deadline without additional surprises; more positive economic data; lower volatility in the equity markets; and a reversal of fund flows to net inflows propelled the high-yield market to positive returns in August. These gains continued into September until weak economic numbers, third-quarter earnings warnings and the potential conflict with Iraq pressured the high-yield market lower.

Portfolio Manager Market Outlook
Going forward, valuations in the market continue to appear attractive at yields in excess of 13%, yet we remain somewhat cautious as we believe that several factors, including (i) high global default rates, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) further accounting scares and (vi) continued equity-market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B rated sector that present compelling risk/reward profiles. In addition, we are pursuing selected opportunities in lower quality investment-grade and crossover (investment-grade/high-yield) bonds.

------
6The SSB High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

Looking for Additional Information?
The Zenix Income Fund Inc. is traded on the New York Stock Exchange under the symbol "ZIF." Daily closing prices are available online under symbol XZIFX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

Thank you for your investment in the Zenix Income Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

  /s/ R. Jay Gerken                     /s/ Peter J. Wilby

  R. Jay Gerken                         Peter J. Wilby, CFA
  Chairman                              Vice President and Investment Officer

  /s/ Beth A. Semmel
  Beth A. Semmel, CFA
  Vice President and Investment Officer
October 14, 2002

The information provided in this letter by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 6 through 24 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio managers' views are as of September 30, 2002 and are subject to change.

Take Advantage of the Fund's Dividend Reinvestment Plan!

   Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

   As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary
   If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

   The number of shares of common stock of the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

   If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

   If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

   A more complete description of the current Plan appears in the section of this report beginning on page 41. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

                                                        Schedule of Investments
                                                 September 30, 2002 (unaudited)

                                   [GRAPHIC]


     Face
   Amount++     Rating(a)                        Security                          Value
-------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 96.5%
Aerospace -- 1.0%
   30,000         B-      Argo-Tech Corp., Company Guaranteed,
                            8.625% due 10/1/07.................................. $   23,550
                          BE Aerospace, Sr. Sub. Notes, Series B:
  240,000         B         8.000% due 3/1/08...................................    172,800
  140,000         B         8.875% due 5/1/11...................................    102,900
  330,000         B-      Dunlop Standard Aerospace Holdings, Sr. Notes,
                            11.875% due 5/15/09.................................    336,600
      150/UNIT/   BBB-    Northrop Grumman Corp., 7.250% due 11/16/04 (b).......     19,392
   95,000         B-      Transdigm Inc., Company Guaranteed,
                            10.375% due 12/1/08.................................     97,850
                                                                                 ----------
                                                                                    753,092
                                                                                 ----------
Airlines -- 2.0%
  315,000         B       Air Canada, Sr. Notes, 10.250% due 3/15/11............    173,250
1,723,537         CCC     Airplanes Pass-Through Trust, Asset-Backed Securities,
                            Company Guaranteed, Series D,
                            10.875% due 3/15/19.................................     86,177
                          Continental Airlines Pass-Through Certificates:
  118,678         BBB-      Series 00-2, 8.312% due 4/2/11......................     83,864
  275,000         BBB-      Series 99-2, 7.434% due 3/15/06.....................    222,284
  420,000         BB        Series D, 7.568% due 12/1/06........................    275,722
                          United Air Lines Pass-Through Certificates:
  167,473         BB-       Series 00-1, 8.030% due 7/1/11......................    101,340
  397,660         BB        Series 00-2, 7.811% due 10/1/09.....................    240,920
  185,000         B+        Series 01-1, 6.831% due 9/1/08......................     94,139
  165,848         BBB+    US Airways Pass-Through Certificates, Series 99-1,
                            8.360% due 1/20/19 (c)..............................    141,975
                                                                                 ----------
                                                                                  1,419,671
                                                                                 ----------
Apparel -- 3.2%
                          The Gap Inc., Notes:
  375,000         BB+       5.625% due 5/1/03...................................    373,191
   95,000         BB+       8.150% due 12/15/05.................................     92,224
   50,000         BB+       6.900% due 9/15/07..................................     44,053
  300,000         BB+       8.800% due 12/15/08.................................    301,530

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                       Security                          Value
-------- --------- ----------------------------------------------------- ----------
Apparel -- 3.2% (continued)
180,000    CCC     J. Crew Operating Corp., Sr. Sub. Notes,
                     10.375% due 10/15/07............................... $  146,700
                   Levi Strauss & Co.:
                     Notes:
225,000    BB-         6.800% due 11/1/03...............................    199,125
 95,000    BB-         7.000% due 11/1/06...............................     68,400
355,000    BB-       Sr. Notes, 11.625% due 1/15/08.....................    285,775
290,000    BBB-    Tommy Hilfiger U.S.A., Inc., Company Guaranteed,
                     6.500% due 6/1/03..................................    291,685
250,000    B-      Tropical Sportswear International Corp., Company
                     Guaranteed, Series A, 11.000% due 6/15/08..........    261,250
230,000    B-      William Carter Co., Company Guaranteed, Series B,
                     10.875% due 8/15/11................................    254,438
                                                                         ----------
                                                                          2,318,371
                                                                         ----------
Auto Parts: Original Equipment Manufacturer -- 1.5%
 60,000    Ba3*    American Axle & Manufacturing Inc., Company
                     Guaranteed, 9.750% due 3/1/09......................     63,900
120,000    Ba1*    Arvin Capital Trust I, Company Guaranteed,
                     9.500% due 2/1/27..................................    121,295
270,000    B1*     Collins & Aikman Products Co., Company Guaranteed,
                     10.750% due 12/31/11...............................    259,200
                   Dana Corp.:
340,000    BB        Notes, 6.500% due 3/1/09...........................    291,550
155,000    BB        Sr. Notes, 10.125% due 3/15/10+....................    151,900
 70,000    B-      Eagle-Picher Industries, Inc., Company Guaranteed,
                     9.375% due 3/1/08..................................     53,550
 30,000    CCC     LDM Technologies, Inc., Company Guaranteed, Series B,
                     10.750% due 1/15/07................................     22,950
 10,000    B-      Prestolite Electric Inc., Company Guaranteed,
                     9.625% due 2/1/08..................................      7,037
100,000    B       Stanadyne Automotive Corp., Company Guaranteed,
                     Series B, 10.250% due 12/15/07.....................     80,375
                                                                         ----------
                                                                          1,051,757
                                                                         ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                      Security                         Value
-------- --------- --------------------------------------------------- ----------
Broadcasting -- 2.6%
 85,000    B-      Emmis Communications Corp., Sr. Discount Notes,
                     step bond to yield 9.958% due 3/15/11............ $   64,175
120,000    CCC     IMAX Corp., Sr. Notes, 7.875% due 12/1/05..........     84,600
555,000    B-      LIN Holdings Corp., Sr. Discount Notes,
                     step bond to yield 9.917% due 3/1/08.............    550,837
                   Paxson Communications Corp., Company Guaranteed:
285,000    B-        10.750% due 7/15/08..............................    226,575
240,000    B-        Step bond to yield 11.326% due 1/15/09...........    106,800
                   Pegasus Communications Corp., Sr. Notes, Series B:
 20,000    CCC+      9.625% due 10/15/05..............................      9,100
125,000    CCC+      9.750% due 12/1/06...............................     56,875
265,000    B       Sinclair Broadcast Group, Inc., Company Guaranteed,
                     8.750% due 12/15/11..............................    274,937
125,000    B-      Spanish Broadcasting System, Inc., Company
                     Guaranteed, 9.625% due 11/1/09...................    128,125
475,000    BBB+    Time Warner Inc., Company Guaranteed,
                     6.625% due 5/15/29...............................    361,549
                                                                       ----------
                                                                        1,863,573
                                                                       ----------
Building Products -- 1.2%
100,000    CCC+    Amatek Industries Property Ltd., Sr. Sub. Notes,
                     12.000% due 2/15/08..............................    110,375
 75,000    B       Associated Materials Inc., Sr. Sub. Notes,
                     9.750% due 4/15/12+..............................     77,250
310,000    B-      Atrium Cos., Inc., Company Guaranteed, Series B,
                     10.500% due 5/1/09...............................    302,638
385,000    B-      Nortek Inc., Sr. Sub. Notes, Series B,
                     9.875% due 6/15/11...............................    375,375
                                                                       ----------
                                                                          865,638
                                                                       ----------
Cable/Satellite Television --  7.7%
475,000    Ca*     Adelphia Communications Corp., Sr. Discount Notes,
                     Series B, zero coupon bond to yield
                     11.167% due 1/15/08 (d)..........................     80,750

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


     Face
   Amount++    Rating(a)                       Security                          Value
---------      --------- ----------------------------------------------------- ----------
Cable/Satellite Television -- 7.7% (continued)
                         Charter Communications Holdings LLC/Charter
                           Communications Capital Corp.:
                             Sr. Discount Notes:
  560,000        B2*           Step bond to yield 13.028% due 1/15/10......... $  235,200
  490,000        B2*           Step bond to yield 13.499% due 1/15/11.........    173,950
                             Sr. Notes:
1,150,000        B2*           10.750% due 10/1/09............................    730,250
  320,000        B2*           11.125% due 1/15/11............................    203,200
                         CSC Holdings Inc.:
  425,000        BB-       Debentures, 7.625% due 7/15/18.....................    325,125
                           Sr. Notes:
  175,000        BB-         7.875% due 12/15/07..............................    145,250
                             Series B:
  225,000        BB-           8.125% due 7/15/09.............................    185,625
  125,000        BB-           7.625% due 4/1/11..............................    100,000
                           Sr. Sub. Debentures:
  825,000        B+          10.500% due 5/15/16..............................    643,500
  175,000        B+          9.875% due 4/1/23................................    128,625
                         EchoStar DBS Corp., Sr. Notes:
  625,000        B1*       10.375% due 10/1/07................................    621,875
  535,000        B+        9.125% due 1/15/09+................................    505,575
  500,000        B+        9.375% due 2/1/09..................................    482,500
  165,000        B-      Insight Communications Co., Inc., Sr. Discount Notes,
                           step bond to yield 13.748% due 2/15/11.............     61,050
   90,000/EUR/   CCC+    Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10......     19,578
  155,000        CCC+    Pegasus Satellite Communications, Inc., Sr. Discount
                           Notes, step bond to yield 12.380% due 3/1/07.......     39,525
  795,000        Ba1*    Rogers Cablesystems, Ltd., Company Guaranteed,
                           11.000% due 12/1/15................................    822,825
  335,000/GBP/   Ca*     Telewest Communications PLC, Bonds,
                           5.250% due 2/19/07+(e).............................     84,257
                                                                               ----------
                                                                                5,588,660
                                                                               ----------
Casinos - Gambling -- 4.4%
  265,000        B-      Alliance Gaming Corp., Company Guaranteed, Series B,
                           10.000% due 8/1/07.................................    275,600
  170,000        B       Ameristar Casinos, Inc., Company Guaranteed,
                           10.750% due 2/15/09................................    187,425

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                      Security                         Value
-------- --------- --------------------------------------------------- ----------
Casinos - Gambling -- 4.4% (continued)
100,000    B+      Horseshoe Gaming Holding Corp., Company
                     Guaranteed, Series B, 8.625% due 5/15/09......... $  105,000
                   Mandalay Resort Group:
125,000    BB-       Sr. Sub. Debentures, 7.625% due 7/15/13..........    117,500
340,000    BB-       Sr. Sub. Notes, Series B, 10.250% due 8/1/07.....    368,050
                   MGM MIRAGE, Company Guaranteed:
155,000    BB+       9.750% due 6/1/07................................    169,337
225,000    BB+       8.375% due 2/1/11................................    234,000
                   Park Place Entertainment Corp., Sr. Sub. Notes:
200,000    BB+       8.875% due 9/15/08...............................    210,500
455,000    BB+       8.125% due 5/15/11...............................    466,375
320,000    B+      Station Casinos, Inc., Sr. Sub. Notes,
                     8.875% due 12/1/08...............................    331,200
175,000    B+      Sun International Hotels Ltd., Company Guaranteed,
                     8.625% due 12/15/07..............................    182,219
530,000    B-      Venetian Casino Resort LLC, 2nd Mortgage,
                     11.000% due 6/15/10+.............................    522,050
                                                                       ----------
                                                                        3,169,256
                                                                       ----------
Chemicals - Major -- 0.7%
                   Huntsman Corp.:
935,000    B-        Sr. Discount Notes, zero coupon bond to yield
                       13.253% due 12/31/09...........................    210,375
155,000    B         Sr. Notes, 9.875% due 3/1/09+....................    155,775
250,000    CCC+    Texas Petrochemical Corp., Sr. Sub. Notes,
                     11.125% due 7/1/06...............................    158,750
                                                                       ----------
                                                                          524,900
                                                                       ----------
Chemicals - Specialty -- 4.1%
195,000    Ba2*    Airgas Inc., Company Guaranteed, 9.125% due 10/1/11    207,919
305,000    B-      Avecia Group PLC, Company Guaranteed,
                     11.000% due 7/1/09...............................    294,325
310,000    Ba1*    IMC Global Inc., Company Guaranteed, Series B,
                     11.250% due 6/1/11...............................    334,800
315,000    BB-     ISP Chemco Inc., Company Guaranteed, Series B,
                     10.250% due 7/1/11...............................    315,000

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


     Face
   Amount++    Rating(a)                          Security                              Value
------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 4.1% (continued)
  300,000        B+      ISP Holdings Inc., Secured Notes, Series B,
                           10.625% due 12/15/09...................................... $  271,500
  315,000        BB      Lyondell Chemical Co., Secured Notes, 11.125% due 7/15/12...    303,975
  490,000/EUR/   B+      Messer Griesheim Holding AG, Sr. Notes,
                           10.375% due 6/1/11........................................    490,320
  125,000        BBB-    Methanex Corp., Sr. Notes, 8.750% due 8/15/12...............    130,000
  180,000        B+      OM Group Inc., Company Guaranteed,
                           9.250% due 12/15/11.......................................    178,200
   30,000        BB-     Terra Capital Inc., Company Guaranteed,
                           12.875% due 10/15/08......................................     31,050
  425,000        B       Terra Industries Inc., Sr. Notes, Series B,
                           10.500% due 6/15/05.......................................    367,625
                                                                                      ----------
                                                                                       2,924,714
                                                                                      ----------
Coal -- 0.4%
  255,000        BB      Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11............    274,125
                                                                                      ----------
Construction/AG Equipment/Trucks -- 1.5%
  185,000        BB      Case Corp., Notes, 7.250% due 8/1/05........................    165,699
   75,000        BB      Case Credit Corp., Notes, 6.750% due 10/21/07...............     58,619
  350,000        CCC+    Columbus McKinnon Corp., Company Guaranteed, 8.500% due
                           4/1/08....................................................    292,250
  265,000/EUR/   B+      Manitowoc Co., Inc., Company Guaranteed, 10.375% due 5/15/11    264,425
  205,000        Ba1*    Navistar International Corp., Company Guaranteed, Series B,
                           9.375% due 6/1/06.........................................    195,775
  120,000        B+      NMHG Holding Co., Company Guaranteed, 10.000% due 5/15/09...    121,800
                                                                                      ----------
                                                                                       1,098,568
                                                                                      ----------
Consumer Specialties -- 3.8%
  125,000        B+      AKI, Inc., Sr. Notes, 10.500% due 7/1/08....................    120,625
                         American Greetings Corp.:
  290,000        BBB-      Notes, 6.100% due 8/1/28..................................    263,900
  140,000        BB+       Sr. Sub. Notes, 11.750% due 7/15/08.......................    152,600
   30,000        B-      Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07......     25,950

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                          Security                              Value
-------- --------- -----------------------------------------------------------  ----------
Consumer Specialties -- 3.8% (continued)
520,000     BB     Hasbro Inc., Debentures, 6.600% due 7/15/28................. $  403,000
215,000     BB-    Mail-Well I Corp., Company Guaranteed, 9.625% due 3/15/12+..    149,425
250,000     B-     Revlon Consumer Products Corp., Company Guaranteed, 12.000%
                     due 12/1/05...............................................    226,250
                   Service Corp. International:
220,000     BB-      Debentures, 7.875% due 2/1/13.............................    181,500
                     Notes:
270,000     BB-        6.875% due 10/1/07......................................    224,100
635,000     BB-        6.500% due 3/15/08......................................    517,525
280,000     BB     Sola International Inc., Notes, 6.875% due 3/15/08..........    251,593
230,000     B+     Stewart Enterprises, Inc., Company Guaranteed, 10.750% due
                     7/1/08....................................................    253,000
                                                                                ----------
                                                                                 2,769,468
                                                                                ----------
Containers - Packaging -- 4.3%
600,000     BB     Owens-Brockway Glass Container Inc., Company Guaranteed,
                     8.875% due 2/15/09........................................    606,000
520,000     B+     Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05.........    478,400
110,000     B-     Packaged Ice, Inc., Company Guaranteed, Series B, 9.750%
                     due 2/1/05................................................     86,350
 60,000     B-     Pliant Corp., Company Guaranteed, 13.000% due 6/1/10........     57,300
 75,000     B2*    Radnor Holdings, Inc., Company Guaranteed, Series B,
                     10.000% due 12/1/03.......................................     67,875
275,000     BBB    Sealed Air Corp., Notes, 6.950% due 5/15/09+................    218,303
875,000     B      Stone Container Finance Corp., Company Guaranteed, 11.500%
                     due 8/15/06+..............................................    918,750
315,000     B-     Sweetheart Cup Co. Inc., Sr. Sub. Notes, 12.000% due 9/1/03.    278,775
385,000     B-     Tekni-Plex, Inc., Company Guaranteed, Series B, 12.750% due
                     6/15/10...................................................    379,225
                                                                                ----------
                                                                                 3,090,978
                                                                                ----------
Contract Drilling -- 0.6%
 60,000     B-     Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04 (e)......     53,550
335,000     BB     Pride International, Inc., Sr. Notes, 10.000% due 6/1/09....    363,475
                                                                                ----------
                                                                                   417,025
                                                                                ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++   Rating(a)                       Security                          Value
--------- ---------- ----------------------------------------------------- ----------
Diversified Commercial Services -- 0.6%
  180,000    CCC+    Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                       11.000% due 11/1/06................................ $  148,500
  335,000    Ba3*    Spherion Corp., Sub. Notes, 4.500% due 6/1/05 (e)....    275,119
                                                                           ----------
                                                                              423,619
                                                                           ----------
Diversified Financial Services -- 0.6%
  405,000    Ba1*    Markel Capital Trust I, Company Guaranteed, Series B,
                       8.710% due 1/1/46..................................    324,893
  185,000    BB+     PXRE Capital Trust I, Company Guaranteed,
                       8.850% due 2/1/27..................................    133,710
                                                                           ----------
                                                                              458,603
                                                                           ----------
Diversified Manufacturing -- 5.6%
  220,000    CCC+    Aqua Chemical Inc., Sr. Sub. Notes,
                       11.250% due 7/1/08.................................    176,000
  660,000    BBB     Cooper Tire & Rubber Co., Notes, 7.625% due 3/15/27..    689,278
  265,000    B       Flowserve Corp., Company Guaranteed,
                       12.250% due 8/15/10................................    274,275
                     Foamex L.P., Company Guaranteed:
  155,000    B-        9.875% due 6/15/07.................................    119,350
  155,000    B         10.750% due 4/1/09+................................    140,275
1,000,000    BBB+    Ford Motor Co., Notes, 7.450% due 7/16/31............    825,141
  340,000    CCC+    Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09.....    232,900
  465,000    Ba2*    Louisiana Pacific Corp., Sr. Sub. Notes,
                       10.875% due 11/15/08...............................    485,925
   95,000    B+      Millar Western Forest Products Ltd., Sr. Notes,
                       9.875% due 5/15/08.................................     89,775
  475,000    CCC+    Park-Ohio Industries, Inc., Sr. Sub. Notes,
                       9.250% due 12/1/07.................................    330,125
  300,000    BBB-    Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11.....    305,667
  215,000    B       Ucar Finance Inc., Company Guaranteed,
                       10.250% due 2/15/12................................    205,325
  155,000    CCC+    WCI Steel, Inc., Sr. Notes, Series B,
                       10.000% due 12/1/04................................     55,025
  100,000    BB-     Wolverine Tube Inc., Company Guaranteed,
                       10.500% due 4/1/09.................................     95,500
                                                                           ----------
                                                                            4,024,561
                                                                           ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                         Security                           Value
--------- --------- -------------------------------------------------------- ----------
Electric Utilities -- 1.3%
  105,000   BB+     Avista Corp., Sr. Notes, 9.750% due 6/1/08.............. $   97,675
                    CMS Energy Corp., Sr. Notes:
  200,000   B+        7.625% due 11/15/04...................................    163,089
  235,000   B+        9.875% due 10/15/07...................................    192,914
  310,000   BBB-    Edison Mission Energy, Sr. Notes,
                      10.000% due 8/15/08...................................    144,150
  470,000   BB-     Orion Power Holdings, Inc., Sr. Notes,
                      12.000% due 5/1/10....................................    364,250
                                                                             ----------
                                                                                962,078
                                                                             ----------
Electronic Components -- 1.2%
   95,000   BBB     Arrow Electronic Inc., Debentures, 6.875% due 6/1/18....     80,043
  615,000   Ba2*    Celestica International Inc., Notes, zero coupon bond to
                      yield 11.378% due 8/1/20 (e)..........................    262,913
  230,000   Ba2*    Sanmina Corp., Sub. Debentures, zero coupon bond to
                      yield 10.685% due 9/12/20 (e).........................     74,750
   70,000   BB      Solectron Corp., Notes, zero coupon bond to yield
                      3.646% due 5/8/20 (e).................................     40,863
  440,000   Baa2*   Thomas & Betts Corp., Notes, 6.625% due 5/7/08..........    411,386
                                                                             ----------
                                                                                869,955
                                                                             ----------
Environmental Services -- 2.1%
                    Allied Waste North America, Inc., Company Guaranteed,
                      Series B:
  455,000   BB-         8.500% due 12/1/08..................................    434,525
  245,000   BB-         7.875% due 1/1/09...................................    229,075
  655,000   B+          10.000% due 8/1/09..................................    605,875
  265,000   B       URS Corp., Sr. Sub. Notes, Series B,
                      12.250% due 5/1/09....................................    218,625
                                                                             ----------
                                                                              1,488,100
                                                                             ----------
Finance Companies -- 0.7%
1,246,000   NR      Finova Group Inc., Notes, 7.500% due 11/15/09...........    386,260
  190,000   B       Penhall International Corp., Company Guaranteed,
                      12.000% due 8/1/06....................................    130,150
                                                                             ----------
                                                                                516,410
                                                                             ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                       Security                         Value
----------------------------------------------------------------------------------
Food Distributors -- 1.6%
                   Aurora Foods Inc., Sr. Sub. Notes, Series B:
 35,000    CCC       9.875% due 2/15/07................................ $   21,175
 35,000    CCC       8.750% due 7/1/08.................................     20,169
195,000    BB-     Dean Foods Co., Sr. Notes, 6.900% due 10/15/17......    174,013
                   Fleming Cos., Inc., Company Guaranteed:
125,000    Ba3*      10.125% due 4/1/08................................     98,125
685,000    B         Series D, 10.625% due 7/31/07.....................    400,725
265,000    BB      Great Atlantic & Pacific Tea Co., Notes,
                     7.750% due 4/15/07................................    193,450
440,000    Ba2*    SC International Services, Inc., Company Guaranteed,
                     Series B, 9.250% due 9/1/07.......................    275,000
                                                                        ----------
                                                                         1,182,657
                                                                        ----------
Foods - Specialty -- 1.5%
155,000    B+      Cott Beverages Inc., Company Guaranteed,
                     8.000% due 12/15/11...............................    159,650
155,000    B       Herbalife International, Inc., Sr. Sub. Notes,
                     11.750% due 7/15/10+..............................    141,825
150,000    BB      Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11..     81,750
395,000    B2*     Michael Foods, Inc., Sr. Sub. Notes, Series B,
                     11.750% due 4/1/11................................    436,475
125,000    CCC     Mrs. Fields' Original Cookies, Inc., Company
                     Guaranteed, Series B, 10.125% due 12/1/04.........     80,469
175,000    BBB     Tyson Foods, Inc., Notes, 7.000% due 1/15/28........    182,754
                                                                        ----------
                                                                         1,082,923
                                                                        ----------
Health Industry Services -- 2.7%
 95,000    B2*     Extendicare Health Services Inc., Sr. Notes,
                     9.500% due 7/1/10+................................     96,425
450,000    CCC+    Hanger Orthopedic Group, Company Guaranteed,
                     11.125% due 6/15/09...............................    468,000
380,000    B       PER-SE Technologies Inc., Company Guaranteed,
                     Series B, 9.500% due 2/15/05......................    360,050
 75,000    B       Physician Sales & Services, Company Guaranteed,
                     8.500% due 10/1/07................................     73,875
600,000    B       Total Renal Care Holdings, Inc., Sub. Notes,
                     7.000% due 5/15/09 (e)............................    588,000

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                       Security                         Value
----------------------------------------------------------------------------------
Health Industry Services -- 2.7% (continued)
 55,000    B+      U.S. Oncology Inc., Company Guaranteed,
                     9.625% due 2/1/12................................. $   54,725
305,000    B-      Universal Hospital Services, Inc., Sr. Notes,
                     10.250% due 3/1/08................................    292,800
                                                                        ----------
                                                                         1,933,875
                                                                        ----------
Home Building -- 3.1%
155,000    BB      Beazer Homes USA, Inc., Company Guaranteed,
                     8.625% due 5/15/11................................    156,550
                   D.R. Horton, Inc.:
                     Company Guaranteed:
285,000    Ba1*        8.000% due 2/1/09...............................    280,725
335,000    Ba2*        10.500% due 7/15/11.............................    336,675
160,000    Ba2*      Sr. Sub. Notes, 9.375% due 3/15/11................    154,800
235,000    BB-     KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11.........    239,700
265,000    BB+     Lennar Corp., Company Guaranteed, Series B,
                     9.950% due 5/1/10.................................    288,850
195,000    B1*     Meritage Corp., Company Guaranteed,
                     9.750% due 6/1/11.................................    196,462
185,000    BB+     Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10....    198,875
                   Standard Pacific Corp.:
205,000    BB        Sr. Notes, 8.250% due 4/1/09......................    200,387
155,000    Ba3*      Sr. Sub. Notes, 9.250% due 4/15/12................    147,250
                                                                        ----------
                                                                         2,200,274
                                                                        ----------
Home Furnishings -- 1.2%
100,000    CCC+    Home Interiors & Gifts, Inc., Company Guaranteed,
                     10.125% due 6/1/08................................     91,500
385,000    CCC     Remington Products Co., LLC/Remington Capital Corp.,
                     Sr. Sub. Notes, Series D, 11.000% due 5/15/06.....    313,775
                   Salton Inc.:
 35,000    B         Company Guaranteed, 10.750% due 12/15/05..........     32,375
355,000    B         Sr. Sub. Notes, 12.250% due 4/15/08...............    335,475
 40,000    B-      Sealy Mattress Co., Company Guaranteed, Series B,
                     step bond to yield 9.150% due 12/15/07............     34,200
310,000    CCC+    WestPoint Stevens Inc., Sr. Notes,
                     7.875% due 6/15/08................................     89,900
                                                                        ----------
                                                                           897,225
                                                                        ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                          Security                            Value
----------------------------------------------------------------------------------------
Hospital - Nursing Management -- 0.2%
345,000    CCC     Magellan Health Services, Sr. Sub. Notes,
                     9.000% due 2/15/08...................................... $   77,625
100,000    B-      Vanguard Health Systems, Inc., Company Guaranteed,
                     9.750% due 8/1/11.......................................     99,000
                                                                              ----------
                                                                                 176,625
                                                                              ----------
Hotel - Resort -- 2.1%
275,000    B1*     Courtyard by Marriott II L.P./Courtyard Finance Co.,
                     Sr. Notes, Series B, 10.750% due 2/1/08.................    277,062
270,000    BBB-    Hilton Hotels, Sr. Notes, 7.950% due 4/15/07..............    281,344
515,000    BB-     Host Marriott L.P., Company Guaranteed, Series I,
                     9.500% due 1/15/07......................................    516,287
460,000    B+      Intrawest Corp., Sr. Notes, 10.500% due 2/1/10............    471,500
                                                                              ----------
                                                                               1,546,193
                                                                              ----------
Leisure/Movies/Entertainment -- 0.4%
380,000    B       Premier Parks Inc., Sr. Discount Notes, step bond to yield
                     12.025% due 4/1/08......................................    313,500
                                                                              ----------
Multi-Sector Companies -- 1.8%
395,000    BB      Compagnie Generale de Geophysique S.A., Sr. Notes,
                     10.625% due 11/15/07....................................    370,806
275,000    BB+     Pennzoil-Quaker State Co., Company Guaranteed,
                     10.000% due 11/1/08.....................................    326,906
297,000    BB      Standard Commercial Tobacco Corp., Company
                     Guaranteed, 8.875% due 8/1/05...........................    304,425
215,000    B+      Tesoro Petroleum Corp., Sr. Sub. Notes,
                     9.625% due 4/1/12+......................................    121,475
175,000    Baa2*   Windsor Petroleum Transport Corp., Notes,
                     7.840% due 1/15/21+.....................................    150,188
                                                                              ----------
                                                                               1,273,800
                                                                              ----------
Oil and Gas Production -- 4.6%
665,000    B+      Canadian Forest Oil Ltd., Company Guaranteed,
                     10.500% due 1/15/06.....................................    711,550
 90,000    B       Denbury Management, Inc., Company Guaranteed,
                     9.000% due 3/1/08.......................................     90,450
250,000    BB-     El Paso Energy Partners L.P., Company Guaranteed,
                     8.500% due 6/1/11+......................................    238,750

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                        Security                          Value
------------------------------------------------------------------------------------
Oil and Gas Production -- 4.6% (continued)
225,000    B       Houston Exploration Co., Sr. Sub. Notes, Series B,
                     8.625% due 1/1/08................................... $  232,312
155,000    B+      Magnum Hunter Resources Inc., Company Guaranteed,
                     9.600% due 3/15/12..................................    161,975
 90,000    B-      Mission Resources Corp., Company Guaranteed, Series C,
                     10.875% due 4/1/07..................................     62,550
255,000    B+      Nuevo Energy Co., Sr. Sub. Notes, Series B,
                     9.500% due 6/1/08...................................    254,362
155,000    BB+     Ocean Energy, Inc., Company Guaranteed, Series B,
                     8.375% due 7/1/08...................................    165,462
155,000    B       Plains Exploration & Production Co., Sr. Sub. Notes,
                     8.750% due 7/1/12+..................................    155,775
                   Pogo Producing Co., Sr. Sub. Notes, Series B:
 60,000    BB        10.375% due 2/15/09.................................     65,250
 90,000    BB        8.250% due 4/15/11..................................     94,500
390,000    CCC     RAM Energy, Inc., Sr. Notes, 11.500% due 2/15/08......    117,975
300,000    B-      Range Resources Corp., Company Guaranteed,
                     8.750% due 1/15/07..................................    301,500
155,000    BB-     SESI, LLC, Company Guaranteed, 8.875% due 5/15/11.....    156,938
125,000    B       Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12...    121,250
                   Vintage Petroleum Inc.:
215,000    BB-       Sr. Notes, 8.250% due 5/1/12........................    220,375
                     Sr. Sub. Notes:
145,000    B1*         9.750% due 6/30/09................................    149,350
 50,000    B1*         7.875% due 5/15/11................................     47,750
                                                                          ----------
                                                                           3,348,074
                                                                          ----------
Oil and Gas Transmission -- 0.5%
365,000    BB-     Leviathan Gas Pipeline Finance Corp., Company
                     Guaranteed, Series B, 10.375% due 6/1/09............    374,125
                                                                          ----------
Paper -- 1.9%
340,000    BBB-    Bowater Canada Finance Corp., Company Guaranteed,
                     7.950% due 11/15/11.................................    339,366
                   Buckeye Technologies Inc., Sr. Sub. Notes:
155,000    B+        9.250% due 9/15/08..................................    129,425
555,000    B+        8.000% due 10/15/10.................................    419,025
595,000    BB+     Georgia-Pacific Corp., Notes, 7.500% due 5/15/06......    494,293
                                                                          ----------
                                                                           1,382,109
                                                                          ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                         Security                           Value
---------------------------------------------------------------------------------------
Publishing -- 3.3%
  155,000   B+      Garden State Newspapers, Inc., Sr. Sub. Notes, Series B,
                      8.750% due 10/1/09.................................... $  153,837
                    Hollinger International Publishing Inc., Company
                      Guaranteed:
  235,000   Ba3*       9.250% due 2/1/06....................................    238,525
  365,000   Ba3*       9.250% due 3/15/07...................................    372,300
  379,778   B       Hollinger Participation Trust, Sr. Notes,
                      12.125% due 11/15/10+.................................    332,306
1,440,000   B       Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11.....  1,159,200
  100,000   B       Von Hoffman Corp., Company Guaranteed,
                      10.250% due 3/15/09+..................................     94,500
                                                                             ----------
                                                                              2,350,668
                                                                             ----------
Real Estate -- 0.4%
  330,000   BB-     HMH Properties Inc., Company Guaranteed, Series A,
                      7.875% due 8/1/05.....................................    320,100
                                                                             ----------
Rental/Leasing Companies -- 1.2%
  530,000   BBB-    Avis Group Holdings, Inc., Company Guaranteed,
                      11.000% due 5/1/09....................................    575,713
  305,000   B       Williams Scotsman Inc., Company Guaranteed,
                      9.875% due 6/1/07.....................................    260,775
                                                                             ----------
                                                                                836,488
                                                                             ----------
Restaurants -- 0.8%
  160,000   CCC     Advantica Restaurant Group, Sr. Notes,
                      11.250% due 1/15/08...................................    120,000
   95,000   B       American Restaurant Group, Inc., Company Guaranteed,
                      Series D, 11.500% due 11/1/06.........................     85,975
  125,000   CCC+    CKE Restaurants, Inc., Company Guaranteed,
                      9.125% due 5/1/09.....................................    105,625
   80,000   B-      Friendly Ice Cream Corp., Company Guaranteed,
                      10.500% due 12/1/07...................................     77,700
   95,000   B+      Perkins Family Restaurants, L.P., Sr. Notes, Series B,
                      10.125% due 12/15/07..................................     92,625
  125,000   B+      Sbarro Inc., Company Guaranteed,
                      11.000% due 9/15/09...................................    114,375
                                                                             ----------
                                                                                596,300
                                                                             ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                      Security                         Value
----------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 2.5%
  280,000   B       Advance Stores Co., Inc., Company Guaranteed,
                      Series B, 10.250% due 4/15/08.................... $  297,500
  309,000   BBB-    J.C. Penney Co., Inc., Notes, 9.000% due 8/1/12+...    298,758
  245,000   B-      Jo-Ann Stores, Inc., Company Guaranteed,
                      10.375% due 5/1/07...............................    253,881
  155,000   BB-     The Pep Boys - Manny, Moe & Jack, Medium-Term
                      Notes, 6.710% due 11/3/04........................    150,544
   95,000   B-      Petro Stopping Centers L.P., Sr. Notes,
                      10.500% due 2/1/07...............................     88,825
                    Rite Aid Corp.:
  320,000   B-        Notes, 7.125% due 1/15/07........................    217,600
  155,000   B-        Sr. Notes, 7.625% due 4/15/05....................    115,475
  359,000   BB      Saks Inc., Company Guaranteed, 9.875% due 10/1/11..    353,615
                                                                        ----------
                                                                         1,776,198
                                                                        ----------
Savings and Loan Associations -- 3.3%
  105,000   B3*     Bay View Capital Corp., Sub. Notes,
                      9.125% due 8/15/07...............................    108,150
1,000,000   B3*     Ocwen Capital Trust I, Company Guaranteed,
                      10.875% due 8/1/27...............................    765,000
  900,000   B1*     Ocwen Federal Bank FSB, Sub. Debentures,
                      12.000% due 6/15/05..............................    904,500
  600,000   B1*     Ocwen Financial Corp., Notes, 11.875% due 10/1/03..    603,000
                                                                        ----------
                                                                         2,380,650
                                                                        ----------
Semiconductors -- 0.8%
  320,000   CCC+    Amkor Technology, Inc., Sub. Notes,
                      5.000% due 3/15/07 (e)...........................     93,600
  485,000   Ba3*    LSI Logic Corp., Sub. Notes, 4.000% due 2/15/05 (e)    408,006
  125,000   CCC+    Vitesse Semiconductor Corp., Sub. Debentures,
                      4.000% due 3/15/05 (e)...........................     90,469
                                                                        ----------
                                                                           592,075
                                                                        ----------
Telecommunications - Other -- 6.5%
                    AT&T Corp.:
1,225,000   BBB+      Notes, 6.500% due 3/15/29........................  1,020,203
  975,000   BBB+      Sr. Notes, 7.300% due 11/15/11...................    942,716

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


     Face
   Amount++    Rating(a)                       Security                          Value
-----------------------------------------------------------------------------------------
Telecommunications - Other -- 6.5% (continued)
  175,000        Ba2*    Avaya Inc., Secured Notes, 11.125% due 4/1/09........ $  111,125
  545,000/EUR/   B+      COLT Telecomm Group PLC, Bonds,
                           2.000% due 4/3/07+(e)..............................    244,209
  650,000        CCC-    Metromedia Fiber Network, Inc., Sr. Notes,
                           14.000% due 3/15/07 (d)............................    178,750
  505,000        Ba3*    Nortel Networks Ltd., Notes, 6.125% due 2/15/06......    176,750
  520,000        CCC+    Qwest Capital Funding, Inc., Company Guaranteed,
                           6.875% due 7/15/28.................................    200,200
                         Qwest Corp.:
  350,000        Ba3*      Debentures, 6.875% due 9/15/33.....................    239,750
  735,000        Ba3*      Notes, 8.875% due 3/15/12+.........................    643,125
                         Sprint Capital Corp., Company Guaranteed:
  600,000        BBB-      6.875% due 11/15/28................................    346,537
  900,000        BBB-      8.750% due 3/15/32.................................    603,822
                                                                               ----------
                                                                                4,707,187
                                                                               ----------
Telephone - Cellular -- 3.0%
  375,000        CCC-    AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield
                           15.651% due 10/1/09................................     28,125
                         AT&T Wireless Services, Inc.:
  700,000        BBB       Notes, 8.125% due 5/1/12...........................    539,977
  775,000        BBB       Sr. Notes, 7.875% due 3/1/11.......................    597,758
  330,000        B       Crown Castle International Corp., Sr. Notes,
                           10.750% due 8/1/11.................................    222,750
  525,000        B3*     Dobson/Sygnet Communications Inc., Sr. Notes,
                           12.250% due 12/15/08...............................    338,625
  350,000        B       Nextel Communications, Inc., Sr. Notes,
                           9.375% due 11/15/09................................    267,750
  260,000        CCC+    Nextel Partners Inc., Sr. Notes, 12.500% due 11/15/09    183,300
                                                                               ----------
                                                                                2,178,285
                                                                               ----------
Transportation - Marine -- 0.3%
  155,000        CCC+    Oglebay Norton Co., Sr. Sub. Notes,
                           10.000% due 2/1/09.................................    106,175
   95,000        B       Trico Marine Services, Inc., Sr. Notes,
                           8.875% due 5/15/12.................................     82,175
                                                                               ----------
                                                                                  188,350
                                                                               ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                        Security                            Value
---------------------------------------------------------------------------------------
Unregulated Power Generation -- 1.7%
                    AES Corp.:
  615,000    BB-      Sr. Notes, 9.500% due 6/1/09......................... $   322,875
  205,000    B        Sr. Sub. Notes, 10.250% due 7/15/06..................      74,825
  695,000    B+     Calpine Canada Energy Finance, Company Guaranteed,
                      8.500% due 5/1/08....................................     288,425
                    Calpine Corp., Sr. Notes:
  155,000    B+       8.750% due 7/15/07...................................      67,425
1,165,000    B+       8.625% due 8/15/10...................................     471,825
                                                                            -----------
                                                                              1,225,375
                                                                            -----------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $78,227,403)..................................  69,736,178
                                                                            -----------
 Shares
---------
COMMON STOCK -- 0.1%
Containers - Packaging -- 0.0%
    6,729           Aurora Foods, Inc. (f).................................       4,374
                                                                            -----------
Telecommunications -- 0.1%
    3,546           Crown Castle International Corp. (f)...................       7,695
      870           McLeodUSA Inc., Class A Shares (f).....................         261
      900           Motorola, Inc..........................................      32,598
                                                                            -----------
                                                                                 40,554
                                                                            -----------
                    TOTAL COMMON STOCK
                    (Cost -- $92,773)......................................      44,928
                                                                            -----------
PREFERRED STOCK -- 0.2%
Communications -- 0.0%
      200           Broadwing Communications, Series B,
                      12.500% due 8/15/09..................................      20,500
                                                                            -----------
Telecommunications -- 0.2%
    4,800           Crown Castle International Corp., 6.250% due 8/15/12...      69,600
      875           CSC Holdings Inc., Series M, 11.125% due 4/1/08........      57,531
      160           Dobson Communications Corp., 13.000% due 5/1/09........       4,200
    1,000           Global Crossing Holding Ltd., 6.750% due 4/15/12 (e)(g)          50
                                                                            -----------
                                                                                131,381
                                                                            -----------
                    TOTAL PREFERRED STOCK
                    (Cost -- $513,202).....................................     151,881
                                                                            -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]



Warrants                             Security                              Value
-------------------------------------------------------------------------------------
WARRANTS (f) -- 0.0%
Broadcasting -- 0.0%
    2,450 UIH Australia Pacific, Inc., Expire 5/15/06................... $       25
                                                                         ----------
Containers - Packaging -- 0.0%
       60 Pliant Corp., Expire 6/1/10+..................................          0
                                                                         ----------
Internet Services -- 0.0%
      325 Cybernet Internet Services International, Inc., Expire 7/1/09+          0
    1,170 WAM!NET Inc., Expire 3/1/05...................................         12
                                                                         ----------
                                                                                 12

                                                                         ----------
Printing/Forms -- 0.0%
      335 Merrill Corp., Expire 5/1/09..................................         34
                                                                         ----------
Telecommunications - Other -- 0.0%
      265 GT Group Telecom Inc., Expire 2/1/10+.........................        298
    7,130 Pagemart, Inc., Expire 12/31/03...............................         71
    1,300 RSL Communications, Ltd., Expire 11/15/06.....................        183

                                                                         ----------
                                                                                552
                                                                         ----------
Telephone - Cellular -- 0.0%
    1,000 Iridium World Communications Ltd., Expire 7/15/05+............         10
                                                                         ----------
          TOTAL WARRANTS
          (Cost -- $177,891)............................................        633
                                                                         ----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                     September 30, 2002 (unaudited) (continued)

                                   [GRAPHIC]


   Face
  Amount                              Security                                Value
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.2%
$2,317,000 Merrill Lynch & Co., Inc., 1.820% due 10/1/02; Proceeds at
             maturity -- $2,317,117; (Fully collateralized by Federal Farm
             Credit Discount Notes, Federal Home Loan Bank Discount
             Notes, Federal Home Loan Mortgage Corp. Discount Notes,
             Federal National Mortgage Association Discount Notes, Student
             Loan Marketing Association Notes and U.S. Treasury Strips,
             0.000% to 9.000% due 3/15/03 to 3/15/29;
             Market value -- $2,380,149) (Cost -- $2,317,000)............. $ 2,317,000
                                                                           -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $81,328,269**)........................................ $72,250,620
                                                                           ===========

------
++ Face amount denominated in U.S. dollars unless otherwise indicated.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(a)All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b)Security has been issued with attached rights.
(c)On August 11, 2002, the company filed for bankruptcy.
(d)Security is currently in default.
(e)Security exchangeable for shares of common stock.
(f)Non-income producing security.
(g)On January 28, 2002, the company filed for bankruptcy.
 **Aggregate cost for Federal income tax purposes is substantially the same.

   Currency abbreviations used in this schedule:
   EUR -- Euro.
   GBP -- British Pound.

   See pages 25 and 26 for definitions of ratings.

                      See Notes to Financial Statements.

                                                                   Bond Ratings
                                                                    (unaudited)

                                   [GRAPHIC]


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AA        -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A         -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B and -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly
 CCC         speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Aa        -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A         -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                   [GRAPHIC]




                                                                   Bond Ratings
                                                        (unaudited) (continued)


Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
       Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa -- Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca  -- Bonds rated "Ca" represent obligations which are speculative in a high degree.
       Such issues are often in default or have other marked shortcomings.

NR  -- Indicates that the bond is not rated by either Standard & Poor's or Moody's.

                                            Statement of Assets and Liabilities
                                                 September 30, 2002 (unaudited)

                                   [GRAPHIC]


ASSETS:
  Investments, at value (Cost -- $81,328,269)................................. $ 72,250,620
  Cash........................................................................      249,411
  Dividends and interest receivable...........................................    2,068,961
  Receivable for securities sold..............................................      517,073
                                                                               ------------
  Total Assets................................................................   75,086,065
                                                                               ------------
LIABILITIES:
  Payable for securities purchased............................................      106,099
  Investment advisory fee payable.............................................       31,595
  Administration fee payable..................................................       12,584
  Distributions payable to Auction Rate Cumulative Preferred Stockholders.....       12,492
  Accrued expenses............................................................       92,828
                                                                               ------------
  Total Liabilities...........................................................      255,598
                                                                               ------------
Auction Rate Cumulative Preferred Stock (2,400 shares authorized;
 1,400 issued and outstanding at $25,000 per share) (Note 5)..................   35,000,000
                                                                               ------------
Total Net Assets.............................................................. $ 39,830,467
                                                                               ============
NET ASSETS:
  Par value of capital shares................................................. $    175,005
  Capital paid in excess of par value.........................................  112,413,825
  Overdistributed net investment income.......................................     (669,913)
  Accumulated net realized loss from security transactions....................  (63,011,400)
  Net unrealized depreciation of investments and foreign currencies...........   (9,077,050)
                                                                               ------------
Total Net Assets
 (Equivalent to $2.28 a share on 17,500,456 capital shares of $0.01 par value outstanding; 250,000,000 capital shares authorized).......................... $ 39,830,467
                                                                               ============

                      See Notes to Financial Statements.

                                                        Statement of Operations
                                                       For the Six Months Ended
                                                 September 30, 2002 (unaudited)

                                   [GRAPHIC]


                              INVESTMENT INCOME:
                                Interest..............................................   $  4,574,999
                                Dividends.............................................         24,781
                                                                                         ------------
                                Total Investment Income...............................      4,599,780
                                                                                         ------------
                              EXPENSES:
                                Investment advisory fee (Note 2)......................        213,540
                                Administration fee (Note 2)...........................         85,416
                                Shareholder communications............................         77,002
                                Audit and legal.......................................         64,404
                                Auction fees..........................................         49,602
                                Custody...............................................         43,295
                                Shareholder and system servicing fees.................         20,279
                                Listing fees..........................................         16,287
                                Directors' fees.......................................         12,786
                                Other.................................................         19,951
                                                                                         ------------
                                Total Expenses........................................        602,562
                                                                                         ------------
                              Net Investment Income.....................................    3,997,218
                                                                                         ------------
                              REALIZED AND UNREALIZED LOSS ON INVESTMENTS
                              AND FOREIGN CURRENCIES (NOTES 3 AND 7):
                                Realized Loss From:
                                 Security transactions (excluding short-term securities)   (2,269,784)
                                 Foreign currency transactions.......................         (71,314)
                                                                                         ------------
                                Net Realized Loss.....................................     (2,341,098)
                                                                                         ------------
                                Change in Net Unrealized Depreciation From:
                                 Security transactions...............................      (9,212,691)
                                 Foreign currency transactions.......................         (20,063)
                                                                                         ------------
                                Increase in Net Unrealized Depreciation...............     (9,232,754)
                                                                                         ------------
                              Net Loss on Investments and Foreign Currencies............  (11,573,852)
                                                                                         ------------
                              Distributions Paid to Auction Rate Cumulative Preferred Stockholders
                               From Net Investment Income..........                          (394,880)
                                                                                         ------------
                              Decrease in Net Assets From Operations.................... $ (7,971,514)
                                                                                         ============

                      See Notes to Financial Statements.

                                   [GRAPHIC]




                                            Statements of Changes in Net Assets
     For the Six Months Ended September 30, 2002 (unaudited) and the Year Ended
                                                                 March 31, 2002


                                                           September 30    March 31+
                                                           ------------  ------------
OPERATIONS:
  Net investment income................................... $  3,997,218  $ 10,530,201
  Net realized loss.......................................   (2,341,098)  (22,563,944)
  (Increase) decrease in net unrealized depreciation......   (9,232,754)    5,743,030
  Distributions paid to Auction Rate Cumulative Preferred
   Stockholders from net investment income................     (394,880)   (1,528,380)
                                                           ------------  ------------
  Decrease in Net Assets From Operations..................   (7,971,514)   (7,819,093)
                                                           ------------  ------------
DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM:
  Net investment income...................................   (3,893,529)   (8,629,480)
  Capital.................................................           --      (848,333)
                                                           ------------  ------------
  Decrease in Net Assets From Distributions
   Paid to Common Stock Shareholders......................   (3,893,529)   (9,477,813)
                                                           ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net asset value of shares issued for reinvestment of
   dividends..............................................      918,469     2,417,479
                                                           ------------  ------------
  Increase in Net Assets From Fund Share Transactions.....      918,469     2,417,479
                                                           ------------  ------------
Decrease in Net Assets....................................  (10,946,574)  (14,879,427)

NET ASSETS:
  Beginning of period.....................................   50,777,041    65,656,468
                                                           ------------  ------------
  End of period*.......................................... $ 39,830,467  $ 50,777,041
                                                           ============  ============
*Includes overdistributed net investment income of:.......    $(669,913)    $(307,408)
                                                           ============  ============

------
+ Certain amounts have been reclassified to conform to current year presentation.

                      See Notes to Financial Statements.

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                                    (unaudited)


   1.  Significant Accounting Policies
   Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                        (unaudited) (continued)


Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15,

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                        (unaudited) (continued)


2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective April 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended September 30, 2002, interest income decreased by $28,597, net realized loss decreased by $61,152 and the change in net unrealized depreciation of investments increased by $32,555. In addition, as of March 31, 2002, the Fund recorded adjustments to decrease the cost of securities and increase accumulated overdistributed net investment income by $221,112 to reflect the cumulative effect of this change up to the date of the adoption.

   2.  Advisory Agreement and Transactions with Affiliated Persons
   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. (''Citigroup''), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. For purposes of calculating the advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. For purposes of calculating this fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                        (unaudited) (continued)



   3.  Investments
   During the six months ended September 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                           $32,006,909
-------------------------------------------------------------------------------
Sales                                                                37,241,415
-------------------------------------------------------------------------------

   At September 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                                     $  2,405,504
Gross unrealized depreciation                                      (11,483,153)
-------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (9,077,649)
-------------------------------------------------------------------------------

   4.  Repurchase Agreements
   The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   5.  Auction Rate Cumulative Preferred Stock
   On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Stock ("ARCPS"). The underwriting discount of $600,000 and offering expenses of $296,207 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS' dividends are cumulative at a rate determined at an auction, and the dividend period is typically seven days. Dividend rates ranged from 1.80% to 2.00% for the six months ended September 30, 2002.

   The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)


                                   [GRAPHIC]


coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

   On December 27, 2000, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. On October 30, 2001, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. On August 28, 2002, the Fund voluntarily redeemed pro rata 200 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. Following the redemptions, the Fund has 1,400 outstanding shares of ARCPS.

   Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the six months ended September 30, 2002, SSB earned approximately $49,602 as the broker/dealer.

   Under Emerging Issues Task Force ("EITF") announcement Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund's preferred stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                        (unaudited) (continued)



   6.  Asset Maintenance and Asset Coverage Requirements
   The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

   7.  Forward Foreign Currency Contracts
   A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates.

   At September 30, 2002, the Fund did not have any open forward foreign currency contracts.

   8.  Capital Loss Carryforward
   At March 31, 2002, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $54,534,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

   The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                2003       2004       2007       2008       2009        2010
--------------------------------------------------------------------------------
Carryforward
 Amounts     $4,873,000 $2,291,000 $1,704,000 $6,787,000 $12,670,000 $26,209,000
--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                        (unaudited) (continued)

                                   [GRAPHIC]


   9.  Common Stock
   At September 30, 2002, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

   Common stock transactions were as follows:

                                     Six Months Ended       Year Ended
                                     September 30, 2002   March 31, 2002
                                     ------------------ ------------------
                                     Shares    Amount   Shares    Amount
       -------------------------------------------------------------------
       Shares issued on reinvestment 318,576  $918,469  634,966 $2,417,479
       -------------------------------------------------------------------

                                                           Financial Highlights

                                   [GRAPHIC]


For a share of common stock outstanding throughout each year ended March 31, unless otherwise noted:

                                                   2002/(1)/  2002    2001    2000    1999    1998
                                                   --------  ------  ------  ------  ------  ------
Net Asset Value, Beginning of Period..............  $ 2.95   $ 3.97  $ 5.02  $ 5.96  $ 6.96  $ 6.45
                                                    ------   ------  ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income/(2)(3)/....................    0.23     0.61    0.88    0.78    0.82    0.87
 Net realized and unrealized gain (loss)/(3)/.....   (0.65)   (0.98)  (1.00)  (0.94)  (0.97)   0.56
 Distributions paid to 7.00% Cumulative Preferred
   Stock Shareholders from net investment income..      --       --   (0.04)  (0.13)  (0.14)  (0.14)
 Distributions paid to Auction Rate Cumulative
   Preferred Stockholders from
   net investment income..........................   (0.02)   (0.09)  (0.23)     --      --      --
                                                    ------   ------  ------  ------  ------  ------
 Total Income (Loss) From Operations..............   (0.44)   (0.46)  (0.39)  (0.29)  (0.29)   1.29
                                                    ------   ------  ------  ------  ------  ------
Underwriting commission and expenses of issuance
 of Auction Rate Cumulative Preferred Stock.......      --       --   (0.05)     --      --      --
                                                    ------   ------  ------  ------  ------  ------
Change in undeclared dividends on Auction Rate
 Cumulative Preferred Stock.......................    0.00*    0.00*   0.04      --      --      --
                                                    ------   ------  ------  ------  ------  ------
Distributions Paid To Common Stock Shareholders
From:
 Net investment income............................   (0.23)   (0.51)  (0.62)  (0.65)  (0.69)  (0.78)
 Capital..........................................      --    (0.05)  (0.03)     --   (0.02)     --
                                                    ------   ------  ------  ------  ------  ------
 Total Distributions Paid to Common Stock
   Shareholders...................................   (0.23)   (0.56)  (0.65)  (0.65)  (0.71)  (0.78)
                                                    ------   ------  ------  ------  ------  ------
Net Asset Value, End of Period....................  $ 2.28   $ 2.95  $ 3.97  $ 5.02  $ 5.96  $ 6.96
                                                    ======   ======  ======  ======  ======  ======
Market Value, End of Period.......................  $ 2.62   $ 3.61  $ 4.82  $ 4.44  $ 5.88  $ 7.50
                                                    ======   ======  ======  ======  ======  ======

                                   [GRAPHIC]




                                                           Financial Highlights
                                                                    (continued)


                                                    2002/(1)/    2002      2001      2000      1999      1998
                                                   --------    -------   -------   -------   -------   --------
Total Return, Based on Market Value/(4)/..........  (21.56)%++  (13.20)%   25.02%   (14.28)%  (12.53)%    14.81%
                                                   =======     =======   =======   =======   =======   ========
Total Return, Based on Net Asset Value/(4)/.......  (16.47)%++  (13.88)%   (8.97)%   (4.43)%   (4.38)%    19.75%
                                                   =======     =======   =======   =======   =======   ========
Net Assets, End of Period (000s).................. $39,830     $50,761   $65,634   $80,234   $93,561   $105,861
                                                   =======     =======   =======   =======   =======   ========
Ratios to Average Net Assets Based on Common
Shares Outstanding/(5)/:
 Net investment income/(3)/.......................   17.39%+     22.85%    19.12%#   13.90%    12.99%     12.60%
 Interest expense.................................      --          --      0.10      2.04      1.81       1.81
 Auction fees.....................................    0.21+       0.26      0.20#       --        --         --
 Operating expenses/(2)/..........................    2.41+       2.55      1.84      1.69      1.53       1.51
 Total expenses...................................    2.62+       2.81      2.14      3.73      3.34       3.32
Portfolio Turnover Rate...........................      41%         82%       85%       79%       91%        79%

------
(1) For the six months ended September 30, 2002 (unaudited).
(2) The investment adviser waived a portion of its fees for the year ended March 31, 2001. If such fees had not been waived, the per share decrease to net investment income and the actual operating expense ratio would have been $0.00* and 1.91%, respectively.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended September 30, 2002, the annualized ratio of net investment income to average net assets would have been 17.52%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(5) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 #  Amount has been reclassified to conform to current year presentation.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                   [GRAPHIC]




                                                    Other Financial Information
                                                                    (unaudited)


   The table below sets out information with respect to Auction Rate Cumulative Preferred Stock, 7.00% Cumulative Preferred Stock and Bank Credit Facility:

                                                   2002/(1)/  2002    2001     2000     1999     1998
                                                   --------  ------- ------- -------- -------- --------
Auction Rate Cumulative Preferred
Stock/(2)(3)(4)(5)/:
 Total Amount Outstanding (000s).................. $35,000   $40,000 $50,000       --       --       --
 Asset Coverage Per Share.........................  53,450    56,726  57,828       --       --       --
 Involuntary Liquidating Preference Per Share.....  25,000    25,000  25,000       --       --       --
 Average Market Value Per Share/(6)/..............  25,000    25,000  25,000       --       --       --
7.00% Cumulative Preferred Stock/(7)/:
 Total Amount Outstanding (000s)..................      --        --      -- $ 30,000 $ 30,000 $ 30,000
 Asset Coverage Per Share.........................      --        --      --    2,340    2,560    2,760
 Involuntary Liquidating Preference Per Share.....      --        --      --    1,000    1,000    1,000
 Average Market Value Per Share/(6)/..............      --        --      --    1,000    1,000    1,000
PNC Bank Credit Facility/(8)/:
 Total Amount Outstanding (000s)..................      --        --      --   30,000   30,000   30,000
 Asset Coverage (000s)............................      --        --      --  140,200  153,600  165,900

------
(1)As of September 30, 2002.
(2)On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(3)On December 27, 2000, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(4)On October 30, 2001, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(5)On August 28, 2002, the Fund redeemed 200 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(6)Excludes accrued interest or accumulated undeclared dividends.
(7)On April 14, 2000, the Fund redeemed in full its shares of 7.00% Cumulative Preferred Stock.
(8)On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

                                   [GRAPHIC]




                                                                 Financial Data
                                                                    (unaudited)


For a share of common stock outstanding throughout each period:

                                                             Dividend
                              NYSE      Net Asset Dividend Reinvestment
Record Date Payable Date Closing Price*  Value*     Paid      Price
-----------------------------------------------------------------------
 4/25/00      4/28/00        $4.563       $4.88    $0.054     $4.661
 5/23/00      5/26/00         4.563        4.68     0.054      4.586
 6/27/00      6/30/00         4.750        4.80     0.054      4.714
 7/21/00      7/28/00         5.000        4.80     0.054      4.704
 8/18/00      8/25/00         5.063        4.65     0.054      4.809
 9/22/00      9/29/00         5.063        4.52     0.054      4.750
 10/24/00     10/27/00        4.625        4.12     0.054      4.394
 11/20/00     11/24/00        4.500        3.88     0.054      4.275
 12/26/00     12/29/00        3.938        3.81     0.054      3.741
 1/23/01      1/26/01         4.938        4.21     0.054      4.691
 2/20/01      2/23/01         4.860        4.26     0.054      4.617
 3/27/01      3/30/01         4.800        3.98     0.054      4.560
 4/24/01      4/27/01         4.590        3.79     0.054      4.361
 5/22/01      5/25/01         4.600        3.81     0.054      4.370
 6/26/01      6/29/01         4.570        3.46     0.052      4.342
 7/24/01      7/27/01         4.730        3.37     0.052      4.510
 8/28/01      8/31/01         4.540        3.39     0.052      4.294
 9/25/01      9/28/01         3.790        2.97     0.047      3.610
 10/23/01     10/26/01        3.660        2.99     0.047      3.563
 11/27/01     11/30/01        3.460        3.13     0.047      3.316
 12/24/01     12/28/01        3.270        3.03     0.040      3.078
 1/22/02      1/25/02         3.590        3.03     0.040      3.411
 2/19/02      2/22/02         3.560        2.92     0.040      3.382
 3/19/02      3/22/02         3.650        2.95     0.040      3.468
 4/23/02      4/26/02         3.530        2.97     0.038      3.354
 5/28/02      5/31/02         3.610        2.91     0.038      3.430
 6/25/02      6/28/02         3.240        2.72     0.038      3.078
 7/23/02      7/26/02         2.700        2.44     0.038      2.565
 8/27/02      8/30/02         2.780        2.39     0.038      2.641
 9/24/02      9/27/02         2.620        2.29     0.038      2.489

------
* As of record date.

                                   [GRAPHIC]




                                                     Dividend Reinvestment Plan
                                                                    (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

   If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)


                                   [GRAPHIC]


then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)


                                   [GRAPHIC]



   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                    --------------------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                   [GRAPHIC]


   DIRECTORS

   Allan J. Bloostein
   Dwight B. Crane
   Paolo M. Cucchi
   Robert A. Frankel
   R. Jay Gerken, Chairman
   Paul Hardin
   William R. Hutchinson
   George M. Pavia

   OFFICERS

   R. Jay Gerken
   President and Chief Executive Officer

   Lewis E. Daidone
   Senior Vice President and
   Chief Administrative Officer

   Richard L. Peteka
   Chief Financial Officer
   and Treasurer

   Beth A. Semmel, CFA
   Vice President and
   Investment Officer

   Peter J. Wilby, CFA
   Vice President and
   Investment Officer

   Kaprel Ozsolak
   Controller

   Christina T. Sydor
   Secretary

                   This report is intended only for the shareholders of the
                                    ZENIX Income Fund Inc.
                It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                         FD01206 11/02

                                            02-4033